American Century Municipal Trust Prospectus Supplement New York Tax-Free Fund
Supplement dated August 1, 2012 ■ Prospectus dated October 1, 2011

The following replaces the Annual Fund Operating Expenses portion of the Fees and Expenses table on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C
Management Fee	0.63%	0.43%	0.63%	0.63%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%
Other Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.65%	0.45%	0.90%	1.65%
Fee Waiver1	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver	0.57%	0.37%	0.82%	1.57%

1
Effective August 1, 2012, the advisor waived 0.08 percentage points of the fund's management fee. The advisor expects this fee waiver to continue until July 31, 2013, and cannot terminate it without approval of the Board of Trustees.

The following replaces the Example table on page 2 of the prospectus:

	1 year	3 years	5 years	10 years
Investor Class	$58	$200	$355	$803
Institutional Class	$38	$137	$244	$560
A Class	$530	$717	$919	$1,501
C Class	$160	$513	$890	$1,946

The following replaces the first paragraph after the Management Fees table on page 8 of the prospectus:

Effective August 1, 2012, the advisor waived 0.08 percentage points of the fund's management fee. The advisor expects this waiver to continue until July 31, 2013, and cannot terminate it without approval of the Board of Trustees.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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